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                          ALLMERICA INVESTMENT TRUST
                 (SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1999)

Effective April 1, 2000, TCW Investment Management Company ("TCW") will replace Cambiar Investors, Inc. ("Cambiar") as Sub-Adviser of the Select Strategic Growth Fund (the "Fund") of Allmerica Investment Trust (the "Trust").

TCW, a wholly-owned subsidiary of The TCW Group, Inc., a Nevada corporation, is located at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. TCW is a member of a group of companies which, as of December 31, 1999, had approximately $70 billion in assets under management or committed to management. Christopher J. Ainley, Douglas S. Foreman and Charles Larsen will have responsibility for the day-to-day management of the Fund's investments. Mr. Ainley, a Managing Director, joined TCW in 1994. Prior to joining TCW, Mr. Ainley spent two years at Putnam Investments as a Vice President and Analyst in the Equity Research Group and then as a Portfolio Manager for the Core Equity Group. Mr. Foreman, Group Managing Director and Chief Investment Officer-U.S. Equities and a Chartered Financial Analyst, joined TCW in 1994. Prior to joining TCW, Mr. Foreman was employed by Putnam Investments where he spent his last five years managing institutional accounts and mutual funds. Mr. Larsen, Managing Director, and a Chartered Financial Analyst and Chartered Investment Counselor, joined TCW in 1984. Prior to joining TCW, Mr. Larsen was a Senior Vice President and Portfolio Manager for CIGNA Investment Management Company.

At a meeting on February 15, 2000, the Board of Trustees of the Trust approved a Sub-Adviser Agreement (the "New Sub-Adviser Agreement") between Allmerica Financial Investment Management Services, Inc., the investment manager of the Trust (the "Manager"), and TCW. Under the New Sub-Adviser Agreement, the Manager will pay TCW a fee computed daily and paid quarterly at an annual rate of 0.85% based on the average daily net assets of the Fund of up to $100 million. When the average daily net assets of the Fund exceed $100 million, TCW will receive a fee computed daily and paid quarterly at an annual rate of 0.75% of the total average daily net assets of the Fund. Under the current Sub-Adviser Agreement with Cambiar (the "Current Sub-Adviser Agreement"), the Manager pays Cambiar a fee computed daily and paid quarterly at an annual rate of the average daily net assets of the Fund as set forth below:

            Net Assets                                       Fee
            ----------                                       ---
            First $50 Million..............................  0.50%
            Next $100 Million..............................  0.45%
            Next $100 Million..............................  0.35%
            Next $100 Million..............................  0.30%
            Over $350 Million..............................  0.25%

The other terms of the New Sub-Adviser Agreement are substantially the same as those of the Current Sub-Adviser Agreement. Since the Manager is responsible for the payment of all sub-adviser fees, the level of sub-adviser fees has no impact on the operating expenses of the Fund. There is no change in the investment management fee paid by the fund to the Manager.

In addition, effective April 1, 2000, the Fund's current investment objective, principal investment strategies and principal risks will be replaced with the following:

Investment Objective: The Fund seeks long-term capital appreciation.

Principal Investment Strategies: To pursue its investment objective, the Fund invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by companies with market capitalization, at the time of acquisition by the Fund, within the capitalization range of the companies comprising the Standard & Poor's Small Cap 600 Index.

In managing the Fund's investments, the Sub-Adviser pursues a small cap growth investment philosophy. The Sub-Adviser uses fundamental company-by-company analysis in conjunction with technical and quantitative market analysis to screen potential investments and to continuously monitor securities in the Fund's portfolio.

The Fund focuses on small, fast-growing companies that offer cutting-edge products, services or technologies. Because these companies are often in their early stages of development, their stocks tend to fluctuate more than most other securities. The Fund may invest up to 25% of its assets in foreign securities (not including its investments in American Depositary Receipts).

Principal Risks:

     .  Company Risk
     .  Currency Risk
     .  Derivatives Risk
     .  Foreign Investment Risk
     .  Investment Management Risk
     .  Liquidity Risk
     .  Market Risk

Dated:  March 7, 2000
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                                 [LETTERHEAD]

                                    March 10, 2000

VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street N.W.
Washington, D.C. 20549

Attn:  Office of Filings, Information and Consumer Services

Re:    Allmerica Investment Trust
       File No. 002-94067, 811-4138, CIK#0000756742

Dear Sir/Madam:

Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, I am forwarding a copy of a "sticker" dated March 7, 2000 supplementing Allmerica Investment Trust's Version E Prospectus dated May 1, 1999

Please return an electronic transmittal as evidence of your receipt of this filing. If you have any questions regarding this filing, please call me at
(508) 855-4013.

                                       Sincerely,

                                       /s/ George M. Boyd

                                       George M. Boyd, Esquire
                                       Secretary

Enclosure

cc: Laraina M. Fleurant - S380
    Paul T. Kane - S298
    Sheila St. Hilaire, Esquire - N440
    Gregory D. Sheehan, Esquire